UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2009


                     Energy Services of America Corporation
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)

       Delaware                           001-32998              20-4606266
       ---------                          ---------              ----------
(State or Other Jurisdiction       (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                       Identification No.)

            100 Industrial Lane, Huntington, West Virginia 25702-9694
            ---------------------------------------------------------
                    (Address of principal executive offices)

                                 (304) 399-6315
                                ---------------
               Registrant's telephone number, including area code


                       ----------------------------------
          (Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02         Results of Operations and Financial Condition

     On February 19, 2009, Energy Services of America Corporation issued a press release announcing its financial results for the quarter ended December 31, 2008. The press release is attached as Exhibit 99.1 to this report.

     This information, including the press release filed as Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01   Financial Statements and Exhibits

(a)  Financial Statements of businesses acquired.

            Not Applicable.

(b)  Pro forma financial information.

            Not Applicable.

(c)  Shell Company Transactions.

            Not Applicable.

(d) Exhibits.

    The following Exhibit is attached as part of this report:

    99.1 Press release of Energy Services of America Corporation dated February 19, 2009.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ENERGY SERVICES OF AMERICA
                                                CORPORATION



DATE: February 17, 2009                     By: /s/ Edsel R. Burns
                                                --------------------------------
                                                Edsel R. Burns
                                                President
                                                (Duly Authorized Representative)